Exhibit 4.39

Confidential treatment has been requested for certain portions of this exhibit. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as " ***** ". A complete version of this exhibit has been filed separately with the Commission pursuant to an application for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.

ACAMBIS CONFIDENTIAL – PROPRIETARY INFORMATION

     Subcontract
Modification 0007

ACAMBIS SUBCONTRACT MODIFICATION

Subcontract Number: 200-2002-00012(CBL) (PO 28890)

Modification Number: 0007

Effective Date: This Subcontract modification is effective as of the last signed date below.

Subcontractor:

Chesapeake Biological Laboratories, Inc. 1111 S. Paca Street Baltimore, MD 21230-2591

Authority for, and type of, modification:

Bilateral Supplemental Agreement

Description of Modification:

(a)	Modifies Section J to reference new Vaccine and Diluent Statements of Work;
(b)	Deletes requirement from the ACAM2000 Vaccine Statement of Work that CBL perform the residual moisture test on the final filled container; and
(c)	Adds requirement to the ACAM2000 Diluent Statement of Work that CBL perform a diluent mixing study, a diluent container closure study, and a diluent microbial retention study.

Total Change to Subcontract Amount: $0 (no cost modification)

Changes to Subcontract:

(a)	See attached Pages 2-8

RELEASE OF CLAIMS
In consideration of the modifications made herein, this Modification is in full settlement of any right the Subcontractor may have to any equitable adjustment(s) as the result of the changes herein. Except to the extent modified herein, the subcontract terms and conditions remain unchanged. This supplemental agreement constitutes the full agreement of the parties and supercedes any prior agreements with respect to the changes made herein.

ACAMBIS INC.	CHESAPEAKE BIOLOGICAL LABORATORIES, INC

***************	***************
***************	***************
***************

***************	***************

ACAMBIS CONFIDENTIAL – PROPRIETARY INFORMATION

     Subcontract
Modification 0007

Section J

Deletes:

Section J, Attachment A (Modification 0002), Vaccine Statement of Work

Section J, Attachment A (Modification 0001), Diluent Statement of Work

Substitutes:

Section J, Attachment A, Vaccine Statement of Work (Modification 0003)

Section J, Attachment A, Diluent Statement of Work (Modification 0002)

ACAMBIS CONFIDENTIAL – PROPRIETARY INFORMATION

     Subcontract
Modification 0007

Section J, Attachment A
Subcontract 200-2002-0012 (CBL)
Acambis Prime Contractor

Vaccine Statement of Work (Modification 0003)
Diluent Statement of Work (Modification 0002)
Agreement of Technical Responsibility (Modification 0001)

ACAMBIS CONFIDENTIAL – PROPRIETARY INFORMATION

     Subcontract
Modification 0007

Section J, Attachment A
Statement of Work for ACAM 1000 & 2000 Vaccine-
Acambis Contract
(Modification 0003)
Subcontract 200-2002-00012 (CBL)

A.          CBL’s responsibilities as to the commercial manufacturing of the Product:

1.	******************************
2.	******************************
3.	******************************
4.	******************************
5.	******************************
6.	******************************
7.	******************************
8.	******************************
9.	******************************
10.	******************************
11.	******************************
12.	******************************
13.	******************************
14.	******************************
15.	******************************
16.	******************************
17.	******************************
18.	******************************
19.	******************************
20.	******************************
21.	******************************
22.	******************************
23.	******************************

B.          Acambis’s responsibilities as to the commercial manufacturing of the Product.

1.	******************************
2.	******************************
3.	******************************
4.	******************************
5.	******************************

ACAMBIS CONFIDENTIAL – PROPRIETARY INFORMATION

Subcontract
Modification 0007

C.	Tables

Table A – In-Process Testing

Test Name	Testing Laboratory	Sample Requirement	Specification(s)	When Performed

************	************	************	************	************

************	************	************	************	************

Table B – Final Container QC Tests and Certificate of Analysis

Test Name	Testing Laboratory	Sample Requirement	Storage Condition	Specification(s)

************	************	************	************	************

************	************	************	************	************

************	************	************	************	************

************	************	************	************	************

************	************	************	************	************

************	************	************	************	************

************	************	************	************	************

************	************	************	************	************

************	************	************	************	************

************	************	************	************	************

ACAMBIS CONFIDENTIAL – PROPRIETARY INFORMATION

Subcontract
Modification 0007

Section J, Attachment A
Statement of Work for Diluent-Acambis Contract
Modification 0002
Subcontract 200-2002-00012 (CBL)

A.		CBL’s responsibilities as to the commercial manufacturing of the Diluent:

	1.	******************************
	2.	******************************
	3.	******************************
	4.	******************************
	5.	******************************
	6.	******************************
	7.	******************************
	8.	******************************
	9.	******************************
	10.	******************************
	11.	******************************
	12.	******************************
	13.	******************************
	14.	******************************
	15.	******************************
	16.	******************************
	17.	******************************
	18.	******************************
		a.	********************
		b.	********************
		c.	********************
	19.	******************************
	20.	******************************

B.           Acambis’s responsibilities as to the commercial manufacturing of the Diluent.

1.	******************************

C.	Tables

Table A – In-Process Testing

Test Name	Specification(s)	When Performed

**********	**********	**********

**********	**********	**********

**********	**********	**********

Table B – Certificate of Analysis

Specification	Value/Determination	CBL Test Method

**********	**********	**********

**********	**********	**********

**********	**********	**********

**********	**********	**********

**********	**********	**********

**********	**********	**********